SCHEDULE 14A

                    SCHEDULE 14A INFORMATION
   Proxy Statement Pursuant to Section 14(a) of the Securities
                       Exhange Act of 1934

Filed by the Registrant  (X)
Filed by a Party other than the Registrant ( )
Check the appropriate box:

( )   Preliminary Proxy Statement
( )   Confidential, for Use of the Commission Only (as permitted by rule 14a-6(e)(2))
(X)   Definitive Proxy Statement
( )   Definitive Additional Materials
( )   Soliciting Material Pursuant to 240.14a-11(c) or
      240.14a-12
              COMMERCIAL NATIONAL FINANCIAL CORPORATION
              -----------------------------------------
           (Name of Registrant as Specified In Its Charter)
                              NONE
                              ----
(Name of Person(s) Filing Statement if other than the Registrant

Payment of Filing Fee (Check the appropriate box):

(X)   No fee required.
( )   Fee computed on table below per Exchange Act Rules 14a-
      6(i)(4) and 0-11.

      1) Title of each class of securities to which transaction applies.

      2) Aggregate number of securities to which transaction applies.

      3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act
           Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

      4)   Proposed maximum aggregate value of transaction:

      5)   Total fee paid:

( )   Fee paid previously with preliminary materials
( ) Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

      (1)   Amount Previously Paid:

      (2)   Form, Schedule or Registration Statement No.:

      (3)   Filing Party:

      (4)   Date Filed:

           COMMERCIAL NATIONAL FINANCIAL CORPORATION
                      Latrobe, Pennysvania

            NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                         April 21, 1998


TO THE SHAREHOLDERS:

      Notice is hereby given that the annual meeting of shareholders of Commercial National Financial Corporation will be held at its office, 900 Ligonier Street, Latrobe, Pennsylvania, on Tuesday, April 21, 1998 at 2:00 P.M. for the following purposes:

      1. Election of five(5) directors each for a term of three(3) years; and

      2. Ratification of the appointment of Stokes Kelly & Hinds, LLC as independent auditors for the corporation; and

      3. Transaction of such other business as may come properly before the meeting, and any adjournment or postponement thereof.

      Only those shareholders of record as of the close of business on March 20, 1998 shall be entitled to notice of and to vote at the meeting.

      Enclosed are a proxy statement, a form of proxy and an addressed return envelope. Please mark, date, sign and return the proxy promptly in the envelope whether or not you plan to attend the meeting in person. If you do attend the meeting, you may then withdraw your proxy and vote in person. Your prompt response will be appreciated.

                               By Order of the Board of Directors
                               /s/ Wendy S. Schmucker
                               Wendy S. Schmucker, Secretary
March 20, 1998

           COMMERCIAL NATIONAL FINANCIAL CORPORATION
                      900 Ligonier Street
                  Latrobe, Pennsylvania 15650

            ________________________________________

                        PROXY STATEMENT
             FOR THE ANNUAL MEETING OF SHAREHOLDERS
                  TO BE HELD ON April 21, 1998


                            GENERAL

     This proxy statement is provided for the solicitation of proxies by the board of directors of Commercial National Financial Corporation (the corporation), a Pennsylvania business corporation and bank holding company, for use at the annual meeting of shareholders on April 21, 1998 and at any and all adjournments or postponements thereof. This proxy statement and the form of proxy, together with the annual report to shareholders for 1997, are being mailed on March 23, 1998, or as soon thereafter as possible, to all shareholders entitled to vote at the annual meeting.

     The only class of stock of the corporation presently issued and outstanding is common stock. The total number of shares of common stock entitled to vote at the annual meeting is 1,800,000 and only those shareholders of record at the close of business on March 20, 1998 are entitled to vote.

     The shares of stock represented by each proxy properly signed and returned to the corporation prior to the date of the annual meeting, will be voted in the manner set forth in this proxy statement and in accordance with the instructions marked on the proxy enclosed.

     A shareholder who returns a proxy may revoke it at any time before it is voted, by delivering a written notice of revocation to Wendy S. Schmucker, secretary of the corporation, or by executing a later dated proxy and giving written notice thereof to the secretary of the corporation or by voting in person at the meeting after giving written notice to the secretary of the corporation.

     The cost of preparing, printing, and soliciting proxies will be paid by the corporation. In addition to the use of the mails, certain directors, officers and employees of the corporation may solicit proxies personally by telephone or by telegraph. Arrangements will be made with brokerage houses and other custodians, fiduciaries and nominees to forward proxy solicitation materials to the beneficial owners of stock held of record by these persons, and, upon request therefore, the corporation will reimburse them for reasonable forwarding expenses.

     At the meeting, the shareholders will (i) act upon the proposal to elect as directors the five (5) persons set forth in this proxy statement each in a class of directors as set forth below; (ii) ratify the appointment of Stokes Kelly and Hinds, LLC as independent auditors for the corporation; and (iii) act upon any other business as may be properly brought before the meeting.
The board of directors of the corporation recommends the election, as directors, of the five (5) nominees listed in this proxy statement. The nominees receiving the highest number of votes cast, including votes cast cumulatively, shall be elected directors. For all other purposes, other than election of directors, each share of stock is entitled to one vote.

     Under the by-laws of the corporation, the presence, in person or by proxy, of shareholders entitled to cast at least a majority of the votes which all shareholders are entitled to cast, shall constitute a quorum.

                     ELECTION OF DIRECTORS

     The by-laws of the corporation provide that the board of directors shall consist of not less than three (3) directors, and shall be classified into three (3) classes, each class to be elected for a term of three (3) years. The board of directors, within the limits set in the by-laws, may from time to time fix the number of directors and the respective classifications. The number of directors to constitute the entire board has been fixed by the board of directors at fifteen (15) with five (5) directors in each of three (3) classes. At the annual meeting, there shall be elected five (5) directors as a class to serve until the annual meeting of shareholders in the year 2001. The proxies intend to vote for the election of the nominees listed on the proxy and in this proxy statement. All of the nominees are now and have been directors of the corporation and of Commercial National Bank of Westmoreland County (the bank).

     Other nominations for director may be made in accordance with procedures set forth in section 9.1 of the by-laws of the corporation which require written notice to the secretary of the corporation of any such nomination at least sixty (60) days prior to the date of any meeting of the shareholders for the election of directors. Such notice shall contain the following information to the extent known by the notifying shareholder:

   (a)  the name, address, and age of each proposed nominee;
   (b)  the principal occupation of each proposed nominee;
   (c) the number of shares of the corporation owned by each proposed nominee;
   (d) the total number of shares of the corporation that will be voted for each proposed nominee;
   (e)  the name and address of the notifying shareholder; and
   (f) the number of shares of common stock of the corporation owned by the notifying shareholder.

Nominations not made within the foregoing procedures may be disregarded by the chairman at the annual shareholders' meeting.

     Each nominee has consented to be named and to serve as a director, if elected. If any nominee becomes unable to serve as a director, the proxies named in the proxy will vote for a substitute nominee selected and recommended by the board of directors of the corporation.

     The names and ages of the nominees, and the year each nominee began continuous service as a director of the corporation, together with the principal occupation of each at present and for at least the previous five (5) years, are as follows:

                             AGE; PRINCIPAL OCCUPATION
                                      FOR THE                 TERM   DIRECTOR
        NAME                      PAST FIVE YEARS            EXPIRES   SINCE
        ----                  ------------------------       -------  -------
George A. Conti, Jr.     58, attorney at law                  2001     1996

Edwin P. Cover           61, president and chief              2001     1990
                         banking officer of the
                         corporation and the bank

Frank E. Jobe            76, retired, former                  2001     1990
                         executive vice president
                         of the bank

Roy M. Landers           69, retired, former                  2001     1990
                         executive vice president
                         R & L Development Company,
                         land development

C. Edward Wible          52, CPA                              2001     1995
                         Horner, Wible & Associates
                         Certified Public Accountants

 No nominee is a director of any company, other than the corporation, which is required to file reports with the Securities and Exchange Commission.

                      CONTINUING DIRECTORS

     The remaining ten (10) directors, named below, will continue to serve in their respective classes. The following table, based in part on information received from the respective directors and in part on the records of the corporation, sets forth information regarding each continuing director as of February 14, 1998.

                             AGE; PRINCIPAL OCCUPATION
                                      FOR THE                 TERM    DIRECTOR
        NAME                      PAST FIVE YEARS            EXPIRES   SINCE
        ----                      ---------------            -------  ------
Richmond H. Ferguson         66, attorney at law               1999     1990

Dorothy S. Hunter(1)         73, vice president                1999     1990
                             Latrobe Foundry Machine
                             & Supply Company

John C. McClatchey           60, CEO, JCM Industries,          1999     1990
                             manufacturer of hardwood
                             lumber and pallets

Joseph A. Mosso              66, retired, former president,    1999     1990
                             Mosso's Pharmacy, Inc.
                             (1997 - present),
                             president, Mosso's Pharmacy,
                             Inc. (1990-1997)

Louis T. Steiner(2)          36, vice chairman and chief       1999     1995
                             executive officer of the
                             corporation and bank (1997 -
                             present), vice chairman of the
                             corporation and bank (1995-1997)
                             vice president of the bank (1994-
                             1995), assistant vice president
                             of the bank (1993-94)

William M. Charley           81, retired, former consultant    2000     1990
                             Super Valu Stores

Gregg E. Hunter(3)           39, vice chairman and chief       2000     1995
                             financial officer of the
                             corporation and bank (1995 -
                             present), assistant secretary/
                             treasurer of the corporation
                             (1993-1995), vice president and
                             chief financial officer of the
                             bank (1994-1995), assistant
                             vice president and controller
                             of the bank (1993-1994)


                              AGE; PRINCIPAL OCCUPATION
                                      FOR THE                 TERM   DIRECTOR
        NAME                      PAST FIVE YEARS            EXPIRES   SINCE
        ----                      ---------------            -------   -----
Debra L. Spatola              41, vice president,            2000      1997
                              Laurel Valley Foods, Inc.

Louis A. Steiner(4)           67, chairman of the board      2000      1990
                              of the corporation and
                              bank (1997 - present),
                              chairman of the board and
                              chief executive officer of
                              the corporation and bank
                              (1990-1997)

George V. Welty               51, attorney, partner          2000      1997
                              Flickinger and Welty

(1)  Dorothy S. Hunter, director, is the sister of Louis A.
     Steiner, director and nominee; mother of Gregg E. Hunter, director; and aunt of Louis T. Steiner, director.

(2) Louis T. Steiner, director, is the son of Louis A. Steiner, director and nominee; nephew of Dorothy S. Hunter, director;
     and cousin of Gregg E. Hunter, director.

(3) Gregg E. Hunter, director, is the son of Dorothy S. Hunter, director; nephew of Louis A. Steiner, director; and cousin of Louis T. Steiner, director.

(4)  Louis A. Steiner, director, is the brother of Dorothy S.
     Hunter, director; father of Louis T. Steiner, director;
     and cousin uncle of Gregg E. Hunter, director.


              BENEFICIAL OWNERSHIP OF COMMON STOCK

     The following table sets forth, as of February 14, 1998, the name and address of each person who owns of record, or who is known by the board of directors, to be the beneficial owner of more than five percent (5%) of the outstanding common stock, the number of shares beneficially owned by such person, and the percentage of the outstanding common stock so owned.


                                                     Percent of
                                                     Outstanding
                             Amount and Nature       Common Stock
Name and Address of           of Beneficial          Beneficially
 Beneficial Owner                Ownership               Owned
 ----------------               -----------          ------------
Louis A. Steiner                 298,245 (1)           16.57%
R. D. 2, Box 197
Ligonier, PA 15658

Dorothy S. Hunter                 91,500 (2)            5.08%
P. O. Box 28
Latrobe, PA 15650

Gregg E. Hunter                  105,090 (3)            5.84%
P. O. Box 3
Latrobe, PA 15650

George A. Conti, Jr.             114,132 (4)            6.34%
101 North Main Street
Greensburg, PA 15601

[FN]
(1) Includes 111,915 shares held directly by Mr. Steiner; 450 shares held by his spouse, Barbara J. Steiner; 120,000 shares held by Latrobe Foundry Machine & Supply Company and 65,880 shares held by Ridge Properties, Inc. Louis A. Steiner is the president of each company.

(2) Includes 1,500 shares held directly by Mrs. Hunter and 90,000 shares held as co-trustee, The Hunter Stock Trust, with shared voting and investment power.

(3) Includes 15,090 shares held directly by Mr. Hunter and 90,000 shares held as co-trustee, The Hunter Stock Trust, with shared voting and investment power.

(4) Includes 1,500 shares held in street name by Mr. Conti; 132 shares held as co-trustee of the Conti Trust, with shared voting and investment power; 39,630 shares held as trustee of the Corazzi Trust; and 72,870 shares held as trustee of the Iorio Trust, each with sole voting and investment power.

    BENEFICIAL OWNERSHIP BY OFFICERS, DIRECTORS AND NOMINEES

     The following table sets forth as of February 14, 1998, the amount and percentage of the common stock beneficially owned by each director, nominee, named executive officer, and all executive officers and directors of the corporation as a group.

         Name of               Amount and Nature
      Individual or              of Beneficial       Percent
    Identity of Group          Ownership (1) (2)    of Class
    -----------------          -----------------    --------
William M. Charley                   8,115              .45%
George A. Conti, Jr.               114,132(3)          6.34%
Edwin P. Cover                       5,100              .28%
Richmond H. Ferguson                 2,910              .16%
Dorothy S. Hunter                   91,500(4)          5.08%
Gregg E. Hunter                    105,090(5)          5.84%
Frank E. Jobe                       15,150              .84%
Roy M. Landers                      17,600              .98%
John C. McClatchey                   1,500              .08%
Joseph A. Mosso                     12,120              .67%
Debra L. Spatola                       600              .03%
Louis A. Steiner                   298,245(6)         16.57%
Louis T. Steiner                    10,716              .60%
George V. Welty                        990              .06%
C. Edward Wible                      1,000              .06%
All executive officers and
  directors as a group
(15 directors, 5 officers,
  16 persons in total)             594,798            33.04%


[FN]
(1) The securities "beneficially owned" by an individual are determined in accordance with the definitions of "beneficial ownership" set forth in the general rules and regulations of the Securities and Exchange Commission and may include securities owned by or for the individual's spouse and minor children and any other relative who has the same home, as well as securities to which the individual has or shares voting or investment power or has the right to acquire beneficial ownership within sixty (60) days after February 14, 1998. Beneficial ownership may be disclaimed as to certain of the securities.

(2)  Information furnished by the directors and the corporation.

(3) Includes 1,500 shares held in street name by Mr. Conti; 132 shares held as co-trustee of the Conti Trust, with shared voting and investment power; 39,630 shares held as trustee of the Corazzi Trust; and 72,870 shares held as trustee of the Iorio Trust, each with sole voting and investment power.

(4) Includes 1,500 shares held directly by Mrs. Hunter and 90,000 shares held as co-trustee, The Hunter Stock Trust, with shared voting and investment power.

(5) Includes 15,090 shares held directly by Mr. Hunter and 90,000 shares held as co-trustee, The Hunter Stock Trust, with shared voting and investment power.

(6) Includes 111,915 shares held directly by Mr. Steiner; 450 shares held by his spouse, Barbara J. Steiner; 120,000 shares held by Latrobe Foundry Machine & Supply Company and 65,880 shares held by Ridge Properties, Inc. Louis A. Steiner is the president of each company.

                CUMULATIVE VOTING FOR DIRECTORS

     The Articles of Incorporation of the corporation provide that cumulative voting rights shall exist with respect to the election of directors. Each shareholder entitled to vote shall have the right to vote the number of shares owned, for as many persons as there are directors to be elected in each class, or to cumulate such shares and give one nominee the whole number of such votes, or distribute the votes among any two or more nominees in each class. For all other purposes, each share is entitled to one vote. Management of the corporation reserves the right to instruct the proxy holders to vote cumulatively.

               DIRECTORS' MEETINGS AND COMMITTEES

     It is the policy of the corporation that the directors of the corporation also serve as the directors of the bank. During
1997 the board of the corporation met six (6) times and the board of the bank met twelve (12) times.

     The board of the corporation has an audit committee which consists of the same persons who serve on the audit committee of the bank. The audit committee of the corporation met during 1997 at the same times and performed the same functions as the audit committee of the bank described below. The corporation does not have a nominating committee. The function of a nominating committee is performed by the full board.

     The corporation has an executive compensation committee whose functions are described below in the executive compensation report. In 1997 the committee met two (2) times.

              COMMITTEES OF THE BOARD OF THE BANK

     The by-laws of the bank provide for an audit committee, executive committee, and asset quality committee. The bank does not have a nominating committee. That function is performed by the full board. The bank does not have a compensation committee, that function is performed by the executive compensation committee of the corporation.

     The audit committee currently consists of John C. McClatchey, George A. Conti, Jr., and C. Edward Wible, all directors, appointed by the board. The committee meets quarterly, or more often as needed, with the internal auditor and staff to review all controls, internal procedures and other matters deemed appropriate. The trust audit committee reviews all controls and procedures of the trust division and the committees of the trust division. The committee meets with the bank's independent auditors as it deems necessary not less often than annually. During 1997 the committee held four
(4) meetings.

     The executive committee consists of the chairman, Louis A. Steiner; the vice chairmen, Gregg E. Hunter and Louis T. Steiner; and the president, Edwin P. Cover; together with directors William M. Charley, Dorothy S. Hunter, Roy M. Landers and
Joseph A. Mosso. The committee meets monthly to review long- and short-term operating plans for the bank and related matters and prepare recommendations for appropriate board consideration and action. During 1997 the committee held twelve (12) meetings.

     The asset quality committee consists of the chairman, Louis A. Steiner; the vice chairmen, Gregg E. Hunter and Louis T. Steiner; the president, Edwin P. Cover, together with directors Richmond H. Ferguson, Frank E. Jobe and Debra L. Spatola. The committee meets quarterly to monitor loan and securities investments to assure conformance with internal policy and all applicable governmental regulations. The committee held four (4) meetings during 1997.

     The trust committee and trust investment committee, each consists of not less than five (5) members appointed by the chairman of the board. The members of each committee are chairman, Louis A. Steiner; vice chairman, Louis T. Steiner; president, Edwin P. Cover; and directors Frank E. Jobe and George V. Welty; together with Barry A. Morris and Edward J. Smith, advisory board members. Each committee meets monthly, concurrently, to monitor and review all activities and functions of the trust division. During 1997 the committees held twelve
(12) meetings.

                     ATTENDANCE AT MEETINGS

     During 1997 all directors attended at least 75% of the combined total of meetings of the board of directors and each committee of which they were members.



                   COMPENSATION OF DIRECTORS

     Directors of the corporation are not paid a fee. Directors of the bank are paid a fee of $400 for attendance at meetings of the board of directors of the bank, and in addition, directors who are not also officers of the bank are paid $190 for attendance at monthly meetings and $270 for attendance at quarterly meetings of the committees of the bank.

                 EXECUTIVE COMPENSATION REPORT

To Our Shareholders:

     Compensation for the executives of the corporation and its wholly-owned subsidiary, the bank, is set and paid at the bank level. The executive compensation committee had the responsibility and authority to establish executive compensation for 1997.

     The executive compensation committee is composed of three independent non-employee directors, none of whom are former officers of the corporation or the bank. The committee is responsible for setting executive officer salaries and authorizing executive participation in the employee incentive programs. The following report describes the actions of the committee regarding the compensation paid to the executive officers by the bank during 1997. No compensation was paid by the corporation to its executive officers.

     The bank's executive salary structure is based upon independent banking industry surveys which focus on banks similar in size, scope and geographic region to the bank. In addition, the relative value of each management position to every other management position is determined by the human resources department. Using this data, a base salary, midpoint and range is established for each position. The midpoint serves as a base salary target for executives performing their jobs competently. In general, the bank's base salary midpoints are above the median of relevant competitive institutions. Salary increases are based on individual performance and actual salary level relative to the midpoint of the incumbent's salary range.

     Salary decisions are based on performance criteria which include the corporation's earnings over the previous five-year period and the executive's success in managing risk, optimizing income, controlling operating costs, improving service quality, developing management leadership and strengthening the institution's competitive position. The committee also considers the extent to which such goals as after-tax income as a percentage of average total assets, annual total asset growth, and the capital ratios were met.

     The annual performance pay and incentive bonus are dependent on the bank's performance relative to pre-set financial targets based on after-tax return on average assets for the year.

     Executives also participate in the corporation's employee profit sharing plan described elsewhere in the proxy statement.

     On December 10, 1996, the committee set the 1997 compensation for Louis A. Steiner, chairman and CEO, and Edwin P. Cover, president and CBO, as shown in this proxy statement. The compensation reported consists of base salaries and other compensation paid in 1997 and annual bonuses and profit sharing earned in 1997 as determined by the bank's 1997 performance.

                               EXECUTIVE COMPENSATION COMMITTEE

                                             William M. Charley
                                             Joseph A. Mosso
                                             Roy M. Landers

                EXECUTIVE OFFICERS' COMPENSATION

     The corporation has not paid compensation of any kind to any officer of the corporation. All compensation was paid by the bank, the subsidiary of the corporation.

     The following table sets forth certain information regarding compensation received by each person who served as chief executive officer and the remaining executive officers of the corporation whose total annual salary and bonus exceeded $100,000 for the period indicated.

                   SUMMARY COMPENSATION TABLE

                      Annual Compensation
      Name And                                           Profit
Principal Position       Year      Salary     Bonus     Sharing
------------------       ----      ------     -----     -------
LOUIS A. STEINER(1)

chairman of the board    1997     118,524     5,962     18,642
of directors & chief
executive officer of     1996     109,148     5,754     17,234
the corporation and
the bank                 1995      96,619     5,748     15,301


LOUIS T. STEINER(1)

vice chairman and        1997      73,555     4,403     11,634
chief executive
officer of the           1996      56,690     4,008      9,060
corporation and
the bank                 1995      39,485     3,713      6,464


EDWIN P. COVER

president & chief        1997     169,891     7,105     24,000
banking officer
of the corporation       1996     164,655     6,967     22,500
and the bank
                         1995     147,136     7,151     22,500



                       PERFORMANCE GRAPH


(Graphic material has been omitted from this section. The information is being presented in tabular form.)

      The following graph compares the corporation's cumulative total shareholder returns with the performance of the Nasdaq
Stock Market Index (U.S. Companies) and with the Nasdaq Bank
Stocks Index.


         COMPARISON OF FIVE-YEAR CUMULATIVE TOTAL RETURN
DATE            CNFC         NASDAQ U.S. CO.         NASDAQ BANKS
1992            100.00       100.00                  100.00
1993            109.08       114.79                  114.04
1994            150.24       112.21                  113.63
1995            174.34       158.70                  169.22
1996            317.15       195.19                  223.41
1997            327.73       239.53                  377.44


[FN]
      Assumes that the value of the investment in CNFC Common
Stock and each index was $100 on December 31, 1992 and that all dividends were reinvested.

                      PROFIT SHARING PLAN

     The Employee Profit Sharing Retirement Plan (the plan) of the bank was created in 1977 and restated in 1984. The plan covers all employees who are employed for at least 1,000 hours per year beginning on the first day of the month after completing one year of service with the bank. The amount to be contributed is determined by the board of directors of the bank and is a percentage of the net profits of the bank. The total amount of the annual contribution cannot exceed fifteen percent (15%) of the total eligible compensation paid by the bank to all participating employees. There are no contributions made by the participating employees.

     The plan provides for the determination of an account for each participating employee with notice of the amount in that account to be given to the participating employee annually. Distributions under the plan can be made to participating employees upon retirement (either normal or early retirement as defined in the plan), at death or disability of the participating employee or upon severing employment if either partially or fully vested. The plan provides for percentage vesting of twenty percent (20%) for the first full three years of service increasing annually thereafter to one hundred percent (100%) vesting after seven (7) full years of participation. The plan provides rules in the event it becomes top-heavy. The funds contributed into the plan by the bank will be administered and invested by and under the discretion of the trustees (not less than three) who are appointed by the directors of the bank.

     It is not possible to determine the extent of the benefits which any participant may be entitled to receive under the plan on the date of termination of employment, since the amount of such benefits will be dependent, among other things, upon the future earnings of the bank, the future compensation of the participants and the future earnings under the plan.

 TRANSACTIONS WITH DIRECTORS, NOMINEES, OFFICERS AND ASSOCIATES

     In the ordinary course of its banking business, the bank has and anticipates that it will continue to have transactions with certain directors and officers of the corporation and the bank and their associates. To the extent such transactions consisted of extensions of credit of any material amount, they have been made in the ordinary course of the bank's business on substantially the same terms including interest charged and collateral required as those prevailing at the time for comparable transactions with other customers of the bank and do not involve more than the normal risk of collectibility or present other unfavorable features.

                            AUDITORS

     Jarrett Stokes & Kelly, now known a Stokes Kelly & Hinds, LLC, effective January 1, 1998, was selected as the independent auditor for the corporation for the fiscal year ending December 31, 1997, and was last elected by the shareholders of the corporation at the annual meeting held on April 15, 1997. Stokes Kelly & Hinds, LLC and its predicessor have certified the corporation's financial statements for the fiscal year ended December 31, 1990, and all fiscal years subsequent thereto.

     The board of directors of the corporation at a meeting held November 18, 1997 selected Jarrett Stokes & Kelly (now known as Stokes Kelly & Hinds, LLC) as the independent auditor for the corporation for 1998. A resolution will be presented at the annual meeting for the ratification by the shareholders of the appointment of Stokes Kelly & Hinds, LLC as the independent auditor for the corporation. The board of directors recommends the shareholders vote in favor of the resolution.

     The accounting fees are paid by the corporation to the independent auditors and represent payment for auditing services only. The auditors render no other type of service to the corporation or the bank, and no service to any director or principal officer of the corporation or the bank. There is no agreement to place any limit on current or future auditors' fees.

     A representative of Stokes Kelly & Hinds, LLC will be present at the annual meeting of shareholders with the opportunity to make statements and to respond to appropriate questions from shareholders.

             SHAREHOLDER PROPOSALS - ANNUAL MEETING

     Any shareholder who, in accordance with and subject to the provisions of the proxy rules of the Securities and Exchange Commission, wishes to submit a proposal for inclusion in the corporation's proxy material for its 1999 annual meeting of shareholders, must deliver such proposal in writing to the chairman of the board of Commercial National Financial Corporation at the office of the corporation, 900 Ligonier Street, Latrobe, Pennsylvania 15650, not later than November 30, 1998.

                         OTHER MATTERS

     The board of directors and the principal officers of the corporation do not intend to present to the meeting any business other than as set forth in the notice of annual meeting and this proxy statement. The corporation knows of no other business to be presented for action at the meeting. If, however, any other business should properly come before the meeting, or any adjournment thereof, the proxy holders intend to vote shares in accordance with recommendations of the board of directors of the corporation.

                                   By Order of the Board of Directors

                                   /s/ Wendy S. Schmucker

                                   Wendy S. Schmucker, Secretary

(The following proxy has been modified for electronic filing purposes.)

            COMMERCIAL NATIONAL FINANCIAL CORPORATION
       PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

      The undersigned appoints George A. Conti Jr., John C. McClatchey and C. Edward Wible and each of them, as true and lawful proxies, with full power of substitution, to vote and act for the undersigned at the annual meeting of shareholders of the COMMERCIAL NATIONAL FINANCIAL CORPORATION to be held at 900 Ligonier Street, Latrobe, Pennsylvania, on April 21, 1998 at 2:00 P.M., and at any adjournment thereof, as fully as the undersigned could vote and act if personally present on the matters set forth on this proxy, and, in their discretion on such other matters as may properly come before the meeting.

              PLEASE SIGN AND RETURN THE PROXY CARD
              PROMPTLY USING THE ENCLOSED ENVELOPE.


                                             -----------, 1998

                                             ------------------

                                             ------------------
                                             Shareholders date
                                             and sign here
                                             exactly as name is
                                             printed.

  THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED FOR ON ALL
                                                     ---
       MATTERS UNLESS THE UNDERSIGNED SPECIFIES OTHERWISE.

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR ALL ITEMS.
                                              ---
                                                   FOR   WITHHELD
1.  Elect George A. Conti, Jr., Edwin P.           (  )     (  )
    Cover, Frank E. Jobe, Roy M. Landers
    and C. Edward Wible, as directors, in a
    class for a term expiring at the annual
    meeting year 2001, EXCEPT VOTE WITHELD
    FROM FOLLOWING NOMINEES:

-----------------------------------------------------------------

2.  Ratify the appointment of Stokes         FOR  AGAINST ABSTAIN
    Kelly & Hinds, LLC as independent        (  )   (  )    (  )
    auditors for the corporation.